Exhibit 99.1

PXMD Investor Presentation February 2024 © 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3 2 Forward - Looking Statements This Presentation contains "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions . Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward - looking statements . These forward - looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties . Moreover, the Company operates in a very competitive and rapidly changing environment . New risks emerge from time to time . It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements we may make . Given these uncertainties, you should not place undue reliance on these forward - looking statements . The Company qualifies all of the forward - looking statements in this Presentation by these cautionary statements . Except as required by law, the Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise . Although the Company believes that the expectations expressed in these forward - looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results and encourages investors to review other factors that may affect its future results described in the Company’s “Risk Factors” section and other sections in its most recent Annual Report on Form 10 - K, and subsequent quarterly and other filings with the U . S . Securities and Exchange Commission . Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof . Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates . The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data . Industry publications and third - party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information . The Company's estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third - party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population . While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions . This Presentation contains trademarks, trade names, or service marks belonging to other entities . The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties .

PAXMEDICA
PXMD The Public Pharma Company Focused on Autism

Addressing ASD: An Unmet Need

THE CHALLENGE

- Over **3.5 million people** in the U.S. with Autism Spectrum Disorder (ASD)
- Adult ASD population **lacks targeted pharmacologic therapies**
- **No existing FDA-approved medications** to treat ASD core symptoms

THE IMPACT

- Annual ASD-related global drug costs **exceed $2 billion**
- These costs predicted to surpass **$3.4 billion by 2030**
- An FDA-approved drug for ASD would represent a significant **humanitarian and economic** advancement

The Path To Treat Core Symptoms of ASD: 2024-'27

1. Gain NDA orphan drug approval for PAX-101 under the FDA Rare Disease Program
2. **Obtain a Priority Review Voucher** (PRV) concurrent with NDA approval
3. **Sell/partner PRV** and use proceeds for PAX-101 launch and funding for ASD clinical trials
4. Launch Phase 2/3 Clinical Trials to seek approval in 2026 of **additional indications, including ASD** and FXTAS

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3
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© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3 4 A Pipeline of Anti - Purinergic Compounds

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3 5 PAX - 101 Phase 2 Clinical Trial in ASD FORGING A NEW PATH IN ASD TREATMENT

PAXMEDICA
PXMD The Public Pharma Company Focused on Autism

A Potential New Target and Mechanism - Innate Immune Response in Autism

NORMAL PHYSIOLOGICAL RESPONSE

In typical immune mediated biological mechanisms, cellular response to potential harmful conditions includes activation of the cell's innate immune processes and healing cycles


BASELINE
Cell at rest
NATURAL HEALING PROCESS
ACTIVATION
Cell becomes activated by toxins, bacteria, virus, etc.

PATHOLOGICAL RESPONSE IN AUTISM

Recent evidence suggests ASD symptoms may result from a persistent and inappropriate chronic immune activation in the absence of external stressors causing sustained purine receptor dysregulation.


CONTINUOUS ACTIVATION
Cell "stuck" in an activated state
FAULTY SIGNALING PROCESS
ACTIVATION WITHOUT STRESSORS
Cell remains activated WITHOUT the presence of stressors

ATP=Adenosine Triphosphate

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3
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PAXMEDICA
PXMD The Public Pharma Company Focused on Autism

PAX-101: Targeting Purine Receptors to Mitigate ASD Symptoms

PROPOSED PAX-101 MECHANISM OF ACTION

- PAX-101 (intravenous suramin) selectively blocks purine (P2) receptors which regulate immune responses via extracellular ATP based signal pathways.
- By selectively and reversibly blocking purine receptors, PAX-101 may impact ASD symptoms by:
  - Restoring appropriate signaling within the innate immune system
  - Diminishing inflammatory processes, often heightened in ASD
  - Reducing the amount of inappropriate extracellular ATP


PAX-101
PAX-101
PAX-101
PAX-101

OUTCOME

Targeting purine receptors directly to deliver measurable reduction of ASD core hallmark symptoms.

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3

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© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3 8 Positive Shifts in Behavior: PAX - 101 Impact on ASD Symptoms Substantial Reduction in ABC Subscale Scores Demonstrates PAX - 101 Efficacy Over 14 Weeks -15 -13 -11 -9 -7 -5 -3 -1 1 ABC-I (Irritability) ABC-II (Social Withdrawal) ABC-III (Stereotypy) ABC-IV (Hyperactivity) ABC-V (Inappropriate Speech) Point Change Placebo (N=14) PAX-101, 10 mg/kg (N=14) -40 -35 -30 -25 -20 -15 -10 -5 0 ABC Core (II, III, V) ABC Total (I, II, III, IV, V) Point Change Change from Baseline through Week 14

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3 9 KEY TAKEAWAYS • Both dosage regimens showed improved baseline ASD symptoms • 10 mg/kg dosage resulted in a statistically significant and meaningful change on the ABC scale • Larger - scale studies planned for further validation of efficacy PAX - 101 Low Dose (10mg/kg) vs. Placebo ABC Subscale and Total Scores Over 14 Weeks -40.00 -30.00 -20.00 -10.00 0.00 Wk 0* Wk 2 Wk 4* Wk 8* Wk 11 Wk 14 Point Change ABC Total Change from Baseline (mean ± SE) Placebo (N=14) 10 mg/kg (N=14) 0.0 1.0 2.0 3.0 Placebo (N=18) PAX-101, 10 mg/kg (N=15) Results Chg from BL P Value Adj P Value 10 mg/kg - 2.8 ± 0.30 0.008 0.016 Placebo - 1.7 ± 0.27 Change from Baseline to Week 14 (ITT population, mean ± SE)

PAXMEDICA

PXMD The Public Pharma Company **Focused on Autism**

Phase 2 Success: PAX-101 Demonstrates Efficacy in ASD Management



DOSE-DEPENDENT IMPROVEMENT

Both PAX-101 dosage levels significantly improved core ASD symptoms, showcasing the drug's effectiveness.

CLINICALLY SIGNIFICANT OUTCOMES

The 10 mg/kg dosage cohort exhibited a substantial and statistically significant positive shift on the CGI-I scale.

ONGOING VERIFICATION

Efforts are underway to corroborate these findings through an expansive, forthcoming study.

PROGRESSIVE STEPS

Strategic plans are in motion to embark on the next phase of PAX-101 clinical trials, focusing on ASD treatment.

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3

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© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3 11 PAX - 101 for HAT NDA SUBMISSION PLAN

PAXMEDICA
PXMD The Public Pharma Company Focused on Autism

NDA Submission Pathway: Expanding ASD Treatment

PAX-101: THE FOUNDATION

- Submit Orphan Drug NDA for standard of care in Stage 1 T. Brucei Rhodesiense HAT (Sleeping Sickness)
- Groundwork for Life Cycle Expansion

FDA ORPHAN DRUG DESIGNATION: MILESTONE ACHIEVED

- Granted in November 2020 for PAX-101 in treating HAT
- Potential for seven years of market exclusivity post-approval

NDA FILING STRATEGY: TARGETED AND TIMELY

- 505(b)(2) NDA planned for 2024, leveraging existing data for efficiency
- Poised to mark the first approval in the US for HAT treatment

PRIORITY REVIEW VOUCHER (PRV): THE STRATEGIC ASSET

- Upon NDA approval, anticipate obtaining a valuable PRV
- PRV asset potential monetization creates the runway for ASD and other clinical trials

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3
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PAXMEDICA
PXMD The Public Pharma Company Focused on Autism

Critical Step Complete - Phase 3 Milestone in Advancing NDA Submission for HAT Treatment

Study Overview

KEY RESULTS

- 94% survival and treatment completion in the suramin-treated cohort
- Benchmarking: Comparative group's outcomes, with a significant portion facing severe health risks

RESEARCH METHODOLOGY

- Retrospective comparative study of 121 participants
- Focused on comparing suramin-treated patients to historical benchmarks

Strategic Insights

TRIAL GOALS

- Efficacy and safety assessment to validate suramin's therapeutic potential

STATISTICAL STRENGTH

- Emphasize the p-value (<0.001) to highlight the trial's statistical significance

FORWARD-LOOKING STEPS:

- Upcoming FDA meeting to discuss the NDA strategy, emphasizing the planning for future regulatory steps

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3

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© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3 Strong Financial Position • $4.7M in cash reserves as of December 31, 2023 • Access to additional $14.6M in funding through Lincoln Park Capital equity line of credit Capital Performance • 7.4M shares of Common Stock currently outstanding • Successfully raised $7.0M through public markets in November 2023 Strategic Regulatory Asset • Anticipate eligibility for a Rare Disease PRV post - NDA approval, if obtained • Potential monetization of PRV to fund ASD clinical trials and PAX - 101 launch 14

PAXMEDICA

PXMD The Public Pharma Company Focused on Autism

Advancing Neurological Disorder Treatments

Progressing Towards ASD Treatment

PAX-101, an innovative product candidate for ASD core symptoms

Strategic Regulatory Milestone

Anticipate eligibility for a Priority Review Voucher if HAT treatment approved by FDA



ASD Focus

PaxMedica, the public company devoted to developing ASD treatments

Leadership Excellence

Directed by a team of experienced pharma leaders with a broad vision

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3

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PAXMEDICA

PXMD The Public Pharma Company **Focused on Autism**

Management Team Led by Experienced Pharma Entrepreneurs



Howard J. Weisman
Chief Executive Officer



Stephen Sheldon
Chief Operating/Financial Officer



Dr. David Hough
Chief Medical Officer



Buzz Woods
Corporate Communications

Strong Board of Directors with Deep Pharma Experience



Howard J. Weisman



Zach Rome



Karen LaRochelle



Dr. John F. Coelho



Charles J. Casamento

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© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3

THANK YOU

WWW.PAXMEDICA.COM

For More Information Contact:
Buzz Woods
PaxMedica Corporate Communications
bwoods@paxmedica.com

Scott McGowen
IBN (InvestorBrandNetwork)
scott.mcgown@investorbrandnetwork.com
(402) 681-1025

PXMD The Public Pharma Company **Focused on Autism** PAXMEDICA

© 2024. PaxMedica, Inc. Proprietary Information. All rights reserved. v3

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